PORTFOLIO COMPOSITION.......................2
PORTFOLIO HIGHLIGHTS........................3
PORTFOLIOS..................................6
FINANCIAL INFORMATION
  INDEPENDENT PUBLIC ACCOUNTANTS' REPORT...17
  FINANCIAL STATEMENTS.....................18
  FINANCIAL HIGHLIGHTS.....................21
  NOTES TO FINANCIAL STATEMENTS............24

                     ANOTHER SOLID YEAR FOR OUR PORTFOLIOS.
                               ARE YOU KEEPING UP?

    Ongoing studies show that consumer confidence in our economy remains at high levels. More to the point, there has been a decided shift in attitudes concerning investing. Given the strength of both the stock and bond markets for more than a dozen years, investing for one's future has become recognized as not only prudent, but potentially quite rewarding.
[PHOTO - WILLIAM G. PAPESH, PRESIDENT COMPOSITE GROUP OF FUNDS]
    There is a message in all of this beyond the obvious. While it may be difficult for some to anticipate the need to revisit portfolio asset allocation, this is a crucial step. Age and personal circumstances change over time, and a serious look at how well you are positioned to deal with new challenges and opportunities is critical to maximizing investment returns.
    For example, there are obvious benefits to be gained from the growth of compounded earnings in a tax-deferred environment. But where investment options exist, it is important to determine whether the current mix of equity and fixed income investments is right for you. A weighting of one sector over the other 10 years ago may not be appropriate today. By all means, seek the opportunity to discuss this matter with your investment or insurance professional and make any appropriate changes.
    Regardless of your preferences, I commend the strategies, qualities and performance of our three portfolios in Composite Deferred Series. With careful planning they can continue to be important segments of your financial program.
    Thank you so much for your business and hearty good wishes for the new year.



/s/  William G. Papesh
WILLIAM G. PAPESH
PRESIDENT

FOOTNOTE TO INVESTMENT PERFORMANCE CHARTS ON PAGES 3, 4, AND 5.
   Investment returns and principal values of Portfolio shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   Comparisons to Portfolio performance on the following pages include the Consumer Price Index (CPI), as a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics, the Standard & Poor's 500 Stock Index (S&P 500), which is considered generally representative of the U.S. Stock Market, and the Lehman Government/Corporate Bond Index (LGCB), which is considered representative of the U.S. government and corporate bond markets. These indices are unmanaged and do not reflect actual investment-related expenses incurred by the Portfolios with which they are compared. Average Annual Total Returns and graph values include changes in share price, and reinvestment of dividends and capital gains.
   Performance information is presented since the commencement of operations of each Portfolio which is June 1987 for the Growth & Income and Income Portfolios, and January 1993 for the Northwest Portfolio.

                              PORTFOLIO COMPOSITION
                PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 1997
[PIE CHARTS]

GROWTH & INCOME PORTFOLIO
TOP TEN HOLDINGS
Northrop Grumman Corporation - 3%
Federal Home Loan Mortgage Corporation - 3%
Johnson & Johnson - 2%
Viacom Inc., Class A - 2%
Microsoft Corporation - 2%
General Electric Company - 2%
Sprint Corporation - 2%
Donaldson Company - 2%
Royal Dutch Petroleum - 2%
Wells Fargo & Company - 2%

INDUSTRY ALLOCATION
   Capital Goods  19%
   Financial Services  18%
   Consumer Goods  16%
   Health Care  13%
   Computer 10%
   Media  7%
   Electrical/Electronic
     Semi-Conductor  7%
   Utilities  4%
   Convertible Preferred Stock  3%
   Miscellaneous  3%

NORTHWEST PORTFOLIO
TOP TEN HOLDINGS
Microsoft Corporation - 4%
Fred Meyer, Inc. - 4%
Costco Companies, Inc. - 3%
Boeing Company - 3%
Albertsons Inc. - 3%
U.S. Bancorp Oregon - 3%
ICOS Corporation - 3%
In Focus Systems - 2%
Tektronix, Inc. - 2%
Safeco Corporation - 2%

INDUSTRY ALLOCATION
   Consumer Goods  19%
   Computer  15%
   Capital Goods  14%
   Electrical Equipment & Electronics  14%
   Financial Services  12%
   Health Care  11%
   Transportation  6%
   Utilities  4%
   Cash & Other Assets  3%
   REITs  2%

INCOME PORTFOLIO
TOP TEN ISSUERS
U.S. Treasury - 40%
Government National Mortgage Association - 9%
Federal National Mortgage Association - 2%
Weyerhaeuser - 2%
Burlington Northern - 2%
Continental Corporation - 2%
First Nationwide - 2%
Loral Space - 2%
American Home Products - 1%
Conagra, Inc. - 1%

ASSET ALLOCATION
   U.S. Treasury Obligations  40%
   Non-Convertible Corporate Bonds  31%
   Government Agency  11%
   Cash & Other Assets  7%
   Collateralized Mortgage Obligation -
     Government Agency Backed  4%
   Convertible Corporate Bonds  3%
   Collateralized Mortgage Obligations  2%
   U.S. Dollar Foreign Obligations  1%
   Convertible Preferred Stock  1%

                              PORTFOLIO HIGHLIGHTS
                            GROWTH & INCOME PORTFOLIO

IMPACTS ON RECENT PERFORMANCE
   The stock market was strong during most of 1997. This performance was fueled by continued economic growth with very modest inflation. The month of October ended with the stock market's first 10% correction in over three years. This correction stemmed from fear that the collapse of Asian currencies would have an effect on corporate earnings here in the U.S. Corporate mergers and acquisitions were strong all year. Our performance was positively impacted by our holdings in Northrop (3.01% of the Portfolio) and Integon Corp. (0.36% of the Portfolio when held). Conversely, our new position in Waste Management (1.73% of the Portfolio) and Columbia Hospital (0.82% of the Portfolio) performed poorly. The market has yet to realize the substantial undervaluation that we believe is inherent in these stocks. Of course Portfolio holdings, including those shown above, are subject to change without notice.

WHAT'S AHEAD?
   We look for slower economic growth in 1998 than what was achieved globally in 1997. Inflation should remain low, as Asian countries try to export their way out of their currency problems. The Federal Reserve should not have to take much action to keep the economy from overheating in 1998. Investors in the stock market may become very concerned about earnings growth with cyclical issues in 1998. Consumer non-durables and stocks that do well in a low interest rate environment should continue to perform well, as interest rates should remain stable.

KEY INVESTMENT STRATEGIES
   Our basic strategy, as always, is to buy stocks of good businesses when they are at "sale prices." Good businesses generate a high return on investment, generate positive cash flow, benefit from competitive advantage and are in industries with barriers to entry.
   For example, the healthcare industry is filled with good companies that represent attractive values. This situation has been created by fears of deep budget cuts in Medicaid and Medicare. We believe the aging of the population should fuel the demand for healthcare services for many years to come. Many investors who have ignored this area in favor of technology stocks could come rushing back as the economy slows.
   Finally, restructuring situations should provide attractive investment opportunities in 1998. Many companies have trapped asset value that can only be realized by partial or full sale.

[PERFORMANCE CHART]

           PERFORMANCE INFORMATION - GROWTH & INCOME PORTFOLIO
----------------------------------------------------------------------------
PERIODS ENDED DECEMBER 31, 1997 Ending Value of $10,000 invested on 12/31/87

$50,000   [LEGEND]
               Growth & Income Portfolio  $40,713
$40,000        S&P 500 (Stocks)           $52,535
               CPI (Inflation)            $14,029
$30,000
               Past performance cannot predict future results.
$20,000

$10,000

0
12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/...12/31/97
--------------------------------------------------------------------------------

                                ONE YEAR     FIVE YEARS     TEN YEARS
                                --------     ----------     ---------
AVERAGE ANNUAL TOTAL RETURNS     29.66%        18.52%         8.87%

The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge. See footnote on page 1.

Performance Information - Growth & Income Portfolio periods ended Dec. 31, 1997
Ending Value of $10,000 invested on 12/31/87

              Composite         Standard & Poor's      Consumer
            Deferred Growth         500 Index          Price Index
            ---------------      -----------------     -----------
12/31/87        10,000               $10,000             $10,000
 3/31/88        11,072               $10,571             $10,095
 6/30/88        11,436               $11,269             $10,225
 9/30/88        11,620               $11,308             $10,381
12/31/88        11,855               $11,655             $10,442
 3/31/89        12,493               $12,486             $10,598
 6/30/89        13,048               $13,578             $10,754
 9/30/89        13,727               $15,027             $10,832
12/31/89        13,159               $15,339             $10,927
 3/31/90        12,873               $14,889             $11,153
 6/30/90        13,263               $15,815             $11,256
 9/30/90        11,432               $13,654             $11,499
12/31/90        12,506               $14,871             $11,594
 3/31/91        14,332               $17,031             $11,698
 6/30/91        14,666               $16,992             $11,785
 9/30/91        14,994               $17,901             $11,889
12/31/91        15,747               $19,402             $11,950
 3/31/92        15,928               $18,912             $12,071
 6/30/92        16,166               $19,271             $12,149
 9/30/92        16,647               $19,879             $12,244
12/31/92        17,409               $20,880             $12,296
 3/30/93        17,974               $21,791             $12,444
 6/30/93        17,906               $21,897             $12,513
 9/30/93        17,964               $22,463             $12,574
12/31/93        18,726               $22,984             $12,634
 3/31/94        18,550               $22,112             $12,756
 6/30/94        18,627               $22,205             $12,825
 9/30/94        19,553               $23,291             $12,946
12/31/94        19,235               $23,288             $12,972
 3/31/95        20,822               $25,555             $13,120
 6/30/95        22,328               $27,995             $13,215
 9/30/95        24,101               $30,219             $13,276
12/31/95        25,718               $32,039             $13,302
 3/31/96        27,121               $33,758             $13,492
 6/30/96        28,366               $35,273             $13,579
 9/30/96        29,238               $36,363             $13,674
12/31/96        31,399               $39,395             $13,795
 3/31/97        31,884               $40,446             $13,856
 6/30/97        37,029               $47,507             $13,891
 9/30/97        40,179               $51,069             $13,977
12/31/97        40,713               $52,535             $14,029

                               NORTHWEST PORTFOLIO

KEY IMPACTS ON 1997 PERFORMANCE
   During 1997, the Portfolio returned 32.92%, a strong return by most standards, although slightly less than the unmanaged Standard & Poor's 500 Index which returned 33.4% over the same period. Early in the year, large capitalization stocks performed well, while many smaller capitalization issues performed well later in the year, contributing a nice balance to total returns for the year.
   The biotechnology sector provided plenty of action in 1997. Immunex (1.6% of the Portfolio) was our best performing stock, vaulting 177% with a successful trial for its arthritis drug candidate. Icos (2.6% of the Portfolio) also performed handsomely, providing a 140% return, due to stronger recognition of the company's solid research pipeline. However, Ostex (0.1% of the Portfolio) was the worst performing stock in the Portfolio, losing 52.3%. The company had disappointing sales of its key product. Corixa is a biotechnology company that had its initial public offering in October, and subsequently lost 34% of its value. We continue to be encouraged by research prospects at the company. Volatile results are characteristic of the biotechnology sector, which accounts for less than 7% of our holdings.
   Other successes in the Portfolio included Airborne Freight (1.6% of the Portfolio) which rose 166% with sharply improved earnings, and Fred Meyer (3.6% of the Portfolio) rose 105% due to a series of promising acquisitions. Losers for the year included Pacificare Health Systems and Nike. Pacificare encountered difficulties with a large acquisition, losing 38.6%, and Nike lost 34.9% of its value when growth slowed dramatically. Portfolio holdings, including those discussed above, are subject to change without notice.

WHAT'S AHEAD?
   We believe that the Northwest economy will be strong for the next several years. Boeing continues to increase production rates. Although it has encountered significant difficulties with the production ramp, the company is expected to maintain high employment levels which should support the Northwest economy. The other growth engine in the region, technology, continues to run smoothly, led by Microsoft and Intel. Both companies are expected to spend billions to support their ambitious business plans.

KEY INVESTMENT STRATEGIES
   We continue to pursue good investment opportunities in the Northwest. Increasingly, performance of the Portfolio is influenced not only by our regional economy, but by national and global economies as well. In late October, concerns over global currency and economic issues caused significant volatility in the stock market and your Portfolio. Such volatility, while unsettling, is a normal part of investing. We continue to believe that shareholders with a long investment horizon will be well rewarded.

[PERFORMANCE CHART]

PERFORMANCE INFORMATION - NORTHWEST PORTFOLIO - PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
         Ending Value of $10,000 invested since inception on 1/4/93

$35,000   [LEGEND]
               Northwest Portfolio  $20,841
$30,000        S&P 500 (Stocks)     $25,161
               CPI (Inflation)      $11,409
$25,000
               Past performance cannot predict future results.
$20,000

$15,000

$10,000

$ 5,000

$     0
       1/4/93     12/31/93     12/31/94     12/31/95    12/31/96    12/31/97

                                               FUND LIFE
                                ONE YEAR     (SINCE 1/4/93)
                                --------     --------------
AVERAGE ANNUAL TOTAL RETURNS     32.92%          18.52%

The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge. See footnote on page 1.

Performance Information - Northwest Portfolio - Periods ended Dec. 31, 1997
Ending Value of $10,000 invested since inception on 1/4/93

                  Composite Deferred
                       Northwest        S & P 500      CPI
                  ------------------    ---------    -------
  1/4/93                $10,000          $10,000     $10,000
 3/31/93                $10,105          $10,437     $10,120
 6/30/93                $ 9,800          $10,487     $10,176
 9/30/93                $ 9,611          $10,758     $10,226
12/31/93                $10,293          $11,008     $10,275
 3/31/94                $10,369          $10,590     $10,374
 6/30/94                $10,149          $10,635     $10,430
 9/30/94                $10,356          $11,155     $10,529
12/31/94                $10,178          $11,153     $10,550
 3/31/95                $10,824          $12,239     $10,669
 6/30/95                $11,774          $13,408     $10,747
 9/30/95                $12,824          $14,473     $10,796
12/31/95                $12,827          $15,344     $10,817
 3/31/96                $13,379          $16,168     $10,973
 6/30/96                $14,090          $16,894     $11,043
 9/30/96                $14,360          $17,416     $11,121
12/31/96                $15,679          $18,868     $11,219
 3/31/97                $15,987          $19,371     $11,268
 6/30/97                $19,128          $22,753     $11,297
 9/30/97                $21,825          $24,459     $11,367
12/31/97                $20,841          $25,161     $11,409

                                INCOME PORTFOLIO

IMPACTS ON RECENT PERFORMANCE
   The income produced from the Portfolio's intermediate investments, a decline in interest rates, strong performance by mortgage-backed securities, and stable results from the corporate bond holdings produced double digit returns for 1997. Just as impressive as the one-year return is the annualized return for the last three and five years. Returns during all periods have well outpaced inflation and rewarded the shareholder with increased purchasing power.
    A significant sector of the Portfolio (34.44%) is debt issued by corporations. Solid economic growth, rising productivity, and low inflation produced improved credit quality for corporations. Although the Portfolio has some corporate bond holdings that produced exceptional returns, a few were disappointing. Overall, however, the corporate bond portfolio produced returns that were very similar to the industry.
   The  mortgage-backed   securities  portion  of  the  Portfolio  (16.24%)  had
above-average returns for 1997. Last year proved opportune to invest in mortgage-backed securities because interest rates were relatively stable (intermediate rates declined about 1/2 of 1% for the year). Stable rates reduce the incentive for home-owners to refinance and consequently the higher-yielding mortgage-backed securities tend to remain in the Portfolio.
   The Portfolio's investments are of an intermediate maturity and will generally rise in value when interest rates fall and decline in value when rates rise. Because interest rates declined in 1997, albeit rather modestly, a positive capital appreciation was generated for shareholders.

WHAT'S AHEAD?
   We feel comfortable with the diversified mix of corporate, mortgage-backed, and Treasury securities that make up the Portfolio and will continue to target an average quality of A to BBB as rated by Standard & Poor's.
   As we enter 1998, the majority of our corporate bond investments will be concentrated in non-cyclical industries such as health care, defense and utilities. Also, we feel that there are currently some situations worldwide which offer a unique opportunity for excess returns for the long-term investor and they should be included as a portion of the Portfolio's investments.
   The mortgage-backed portfolio, as always, seeks to add extra yield to the Portfolio while concentrating on controlling prepayments. Although rates have fallen and are relatively low by recent historical standards, we believe that excess worldwide capacity, fiscal austerity, and changing demographics will con-tinue to keep inflation under control and the long-term trend in rates down. Because of our long-term focus in managing the funds, we have the Portfolio structured to take advantage of this trend.

[PERFORMANCE CHART]

PERFORMANCE INFORMATION - INCOME PORTFOLIO - PERIODS ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------
        Ending Value of $10,000 invested since inception on 1/4/93

$35,000   [LEGEND]
               Income Portfolio            $23,135
$30,000        LGCB (Gov't/Corp. Bonds)    $23,988
               CPI (Inflation)             $14,029
$25,000
               Past performance cannot predict future results.
$20,000

$15,000

$10,000

$ 5,000

$     0
12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 .....12/31/97


                                ONE YEAR     FIVE YEARS     TEN YEARS
                                --------     ----------     ---------
AVERAGE ANNUAL TOTAL RETURNS     10.62%         7.36%         3.61%

The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge. See footnote on page 1.

Performance Information - Income Portfolio - Periods ended Dec. 31, 1997
Ending Value of $10,000 invested since 12/31/87


               Composite         Lehman Government/     Consumer
            Deferred Income     Corporate Bond Index   Price Index
            ---------------     --------------------   -----------
 12/31/87      $10,000                $10,000            $10,000
  3/31/88      $10,465                $10,358            $10,095
  6/30/88      $10,623                $10,460            $10,225
  9/30/88      $10,805                $10,655            $10,381
 12/31/88      $10,969                $10,758            $10,442
  3/31/89      $11,134                $10,877            $10,598
  6/30/89      $11,586                $11,751            $10,754
  9/30/89      $11,854                $11,861            $10,832
 12/31/89      $12,058                $12,290            $10,927
  3/31/90      $12,083                $12,149            $11,153
  6/30/90      $12,492                $12,586            $11,256
  9/30/90      $12,515                $12,662            $11,499
 12/31/90      $13,093                $13,307            $11,594
  3/31/91      $13,476                $13,666            $11,698
  6/30/91      $13,699                $13,873            $11,785
  9/30/91      $14,414                $14,670            $11,889
 12/31/91      $15,174                $15,453            $11,950
  3/31/92      $14,997                $15,221            $12,071
  6/30/92      $15,600                $15,838            $12,149
  9/30/92      $16,267                $16,612            $12,244
 12/31/92      $16,223                $16,625            $12,296
  3/31/93      $16,962                $17,398            $12,444
  6/30/93      $17,370                $17,920            $12,513
  9/30/93      $17,873                $18,513            $12,574
 12/31/93      $17,849                $18,459            $12,634
  3/31/94      $17,192                $17,881            $12,756
  6/30/94      $16,936                $17,658            $12,825
  9/30/94      $17,010                $17,746            $12,946
 12/31/94      $17,050                $17,811            $12,972
  3/31/95      $17,890                $18,699            $13,120
  6/30/95      $19,144                $19,912            $13,215
  9/30/95      $19,489                $20,293            $13,276
 12/31/95      $20,436                $21,238            $13,302
  3/31/96      $19,880                $20,742            $13,492
  6/30/96      $19,924                $20,839            $13,579
  9/30/96      $20,271                $21,207            $13,674
 12/31/96      $20,913                $21,855            $13,756
  3/31/97      $20,708                $21,666            $13,856
  6/30/97      $21,529                $22,455            $13,891
  9/30/97      $22,352                $23,242            $13,977
 12/31/97      $23,135                $23,988            $14,029

COMPOSITE DEFERRED SERIES, INC.
PORTFOLIOS OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                            GROWTH & INCOME PORTFOLIO
                                                                                MARKET
     SHARES                                                                     VALUE
    --------                                                                 -----------
                             COMMON STOCKS - 96.22%
                            AEROSPACE/DEFENSE - 3.01%
     15,000    Northrop Grumman Corporation................................  $ 1,725,000

                                                                             -----------
                             APPAREL & SHOES - 0.25%
      3,600    Nike, Inc., Class B.........................................      141,300
                                                                             -----------

                           BANK/SAVINGS & LOAN - 6.82%
      8,800    Bank of New York Company, Inc. .............................      508,750
     10,214    Mellon Bank Corporation.....................................      619,224
     25,960    Norwest Bancorp.............................................    1,002,705
      7,300    Prime Bancshares, Inc. .....................................      152,388
     19,150    Washington Federal, Inc. ...................................      602,028
      3,000    Wells Fargo & Company.......................................    1,018,313
                                                                             -----------
                                                                               3,903,408
                                                                             -----------
                             BASIC INDUSTRY - 1.73%
     36,100    Waste Management, Inc. .....................................      992,750
                                                                             -----------

                                BEVERAGES - 2.12%
     19,900    PepsiCo, Inc. ..............................................      725,106
     15,100    Seagram Company, Ltd. ......................................      487,919
                                                                             -----------
                                                                               1,213,025
                                                                             -----------
                            BUSINESS SERVICES - 2.21%
     26,434    Cendant Corporation.........................................      908,671
     12,200    First Data Corporation......................................      356,851
                                                                             -----------
                                                                               1,265,522
                                                                             -----------
                              CAPITAL GOODS - 1.79%
     22,800    Donaldson Company, Inc. ....................................    1,027,425
                                                                             -----------

                            COMPUTER SOFTWARE - 6.53%
     15,100    Adobe Systems, Inc. ........................................      622,875
     34,250    Barra, Inc.*................................................      826,281
     13,200    Computer Associates International, Inc. ....................      697,950
      9,500    Microsoft Corporation*......................................    1,227,875
     16,300    Oracle Corporation..........................................      363,694
                                                                             -----------
                                                                               3,738,675
                                                                             -----------
                            COMPUTER SYSTEMS - 3.03%
     22,600    Cabletron Systems*..........................................      339,000
      6,300    Cisco Systems, Inc.*........................................      351,225
     12,364    Electronic Data Systems Corporation.........................      543,243
      8,000    Hewlett-Packard Company.....................................      500,000
                                                                             -----------
                                                                               1,733,468
                                                                             -----------
                            CONSUMER DURABLES - 2.03%
     17,500    Castle & Cooke, Inc.*.......................................    $ 295,313
      6,862    Mattel, Inc. ...............................................      255,609
     19,450    Zurn Industries, Inc. ......................................      611,459
                                                                             -----------
                                                                               1,162,381
                                                                             -----------
                      CONSUMER NONDURABLES/SERVICES - 1.08%
     12,500    Kimberly Clark Corporation..................................      616,406
                                                                             -----------

                          ELECTRICAL EQUIPMENT - 3.55%
     14,700    Emerson Electric Company....................................      829,631
     16,400    General Electric Company....................................    1,203,350
                                                                             -----------
                                                                               2,032,981
                                                                             -----------
                           ELECTRONICS/GENERAL - 0.89%
     23,900    Loral Space & Communications*...............................      512,356
                                                                             -----------

                  ELECTRONICS-SEMICONDUCTORS/COMPONENTS - 2.71%
      9,200    Intel Corporation...........................................      646,300
     15,900    Motorola, Inc. .............................................      907,294
                                                                             -----------
                                                                               1,553,594
                                                                             -----------
                           FINANCIAL SERVICES - 5.37%
     36,100    Federal Home Loan Mortgage Corporation......................    1,513,944
     29,150    Green Tree Financial Corporation............................      763,366
     21,100    Liberty Financial Companies.................................      796,525
                                                                             -----------
                                                                               3,073,835
                                                                             -----------
                          FOOD & FOOD RETAILERS - 1.86%
      4,000    Campbell Soup Company.......................................      232,500
      7,550    Sara Lee Corporation........................................      425,159
      6,100    Quality Food Centers, Inc. .................................      408,700
                                                                             -----------
                                                                               1,066,359
                                                                             -----------
                           HEALTHCARE PRODUCTS - 7.11%
     14,300    Abbott Laboratories.........................................      937,544
     12,650    Forest Laboratories, Inc.*..................................      623,803
     19,850    Johnson & Johnson...........................................    1,307,619
      8,050    Merck & Company, Inc.  .....................................      855,312
      6,700    Smithkline Beecham PLC - American Depository Receipt........      344,631
                                                                             -----------
                                                                               4,068,909
                                                                             -----------
                           HEALTHCARE SERVICES - 6.15%
      4,000    Aetna Life & Casualty Company...............................      282,250
     16,500    Cognizant Corporation.......................................      735,281
     15,900    Columbia/HCA Healthcare Corporation.........................      471,038
     16,800    Manor Care, Inc. ...........................................      588,000
     31,937    Medpartners, Inc.*..........................................      714,590
     14,506    Pacificare Health Systems - Class A.........................      728,927
                                                                             -----------
                                                                               3,520,086
                                                                             -----------
                           HOUSEHOLD PRODUCTS - 3.97%
      7,000    Alberto Culver Company, Class A.............................    $ 189,000
     33,300    Kimberly Clark de Mexico - American Depository Receipt......      782,550
      8,500    Proctor & Gamble Company....................................      678,406
     10,000    Unilever Group..............................................      624,375
                                                                             -----------
                                                                               2,274,331
                                                                             -----------
                                INSURANCE - 3.88%
      7,875    American International Group, Inc...........................      856,406
        300    Penncorp Financial Group, Inc. .............................       10,706
     16,500    TIG Holdings, Inc. .........................................      547,594
     15,000    Travelers Group, Inc. ......................................      808,125
                                                                             -----------
                                                                               2,222,831
                                                                             -----------
                           LODGING/RESTAURANTS - 1.70%
     30,150    Choice Hotels Holdings*.....................................      482,400
     49,483    Sunburst Hospitality Corporation............................      488,645
                                                                             -----------
                                                                                 971,045
                                                                             -----------
                                MACHINERY - 2.03%
     14,750    Crane Company...............................................      639,781
      9,000    Deere & Company.............................................      524,813
                                                                             -----------
                                                                               1,164,594
                                                                             -----------
                                  MEDIA - 6.78%
     29,866    AC Nielson*.................................................      727,984
     21,000    Dun & Bradstreet Corporation................................      649,688
     12,000    Lee Enterprises, Inc. ......................................      354,750
     14,500    Time Warner, Inc. ..........................................      899,000
     30,625    Viacom, Inc., Class A*......................................    1,251,797
                                                                             -----------
                                                                               3,883,219
                                                                             -----------

                                OIL & GAS - 7.11%
     10,800    Exxon Corporation...........................................      660,825
      8,850    Mobil Corporation...........................................      638,859
     21,700    Occidental Petroleum Corporation............................      636,081
     10,400    Pennzoil Company............................................      694,850
     18,800    Royal Dutch Petroleum Company - American Depository Receipt.    1,018,725
     17,291    Union Pacific Resources Group...............................      419,307
                                                                             -----------
                                                                               4,068,647
                                                                             -----------
                         PAPER & FOREST PRODUCTS - 0.95%
     11,100    Weyerhaeuser Company........................................      544,594
                                                                             -----------

                      REAL ESTATE INVESTMENT TRUSTS - 2.08%
     12,750    CCA Prison Realty Trust.....................................      568,969
     16,400    Health Care Property Investors, Inc.  ......................      620,125
                                                                             -----------
                                                                               1,189,094
                                                                             -----------
                              RETAIL SALES - 1.54%
     25,000    Intimate Brands, Inc. ......................................    $ 601,563
      7,700    Fred Meyer, Inc., Class A*..................................      280,087
                                                                             -----------
                                                                                 881,650
                                                                             -----------
                                 TOBACCO - 1.77%
     22,400    Philip Morris Companies, Inc. ..............................    1,015,000
                                                                             -----------

                         TRANSPORTATION SERVICES - 2.35%
     20,800    Expeditors International of Washington, Inc. ...............      800,800
      8,700    Union Pacific Corporation...................................      543,206
                                                                             -----------
                                                                               1,344,006
                                                                             -----------
                       UTILITIES - GAS & ELECTRIC - 0.17%
      2,374    Enron Corporation...........................................       98,669
                                                                             -----------

                     UTILITIES - TELECOMMUNICATIONS - 3,65%
     14,200    Aliant Communications, Inc. ................................      445,525
      3,200    Bell Atlantic Corporation...................................      291,200
      6,900    MCI Communication Corporation...............................      295,406
     18,000    Sprint Corporation..........................................    1,055,250
                                                                             -----------
                                                                               2,087,381
                                                                             -----------
               TOTAL COMMON STOCKS (cost $39,039,658)......................   55,092,541
                                                                             -----------

                      CONVERTIBLE PREFERRED STOCKS - 3.12%
      2,100    Medpartners, Inc., 6.5% ....................................       46,200
      2,500    Loral Space & Communications, 3%............................      154,375
     15,350    Pacificare Health Systems, Inc., $1.00, Series A ...........      349,213
      7,000    Penncorp Financial Group, $3.375 Series.....................      567,875
        950    PLC Capital Trust II, 6.50%, 02/16/2001 Series..............       52,250
     10,825    Sinclair Broadcasting Group, Inc., 6%.......................      617,025
                                                                             -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $1,822,105)........    1,786,938
                                                                             -----------

   PRINCIPAL                                                                    MARKET
    AMOUNT                                                                       VALUE
  -----------                                                                 ----------
                            CONVERTIBLE BOND - 0.74%
   $250,000    Alberto-Culver Corporation, 5.50%, due 06/30/2005
                 (cost $383,562)...........................................    $ 422,500
                                                                             -----------

                          REPURCHASE AGREEMENT - 0.36%
    205,000    Credit Suisse First Boston, collateralized by a U.S.
               Treasury Note, in a joint trading account at 6.00%,
               dated 12/31/1997, due 01/02/1998, with a maturity value of
               $205,068 (cost $205,000)....................................      205,000
                                                                             -----------
               TOTAL INVESTMENTS (cost $41,450,326)........................   57,506,979
               Other assets net of liabilities.............................     (251,480)
                                                                             -----------
               NET ASSETS..................................................  $57,255,499
                                                                             ===========

*Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997 of $16,056,653, based on aggregate cost of $41,450,326, was composed of gross appreciation of $17,089,392 for investments having an excess of value over cost and gross depreciation of $1,032,739 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $28,657,215 and $25,408,928, respectively, during the year ended December 31, 1997, including purchases and sales of U.S. government securities of $696,117 and $707,703, respectively.

See accompanying notes to financial statements.

                               NORTHWEST PORTFOLIO
                                                                                MARKET
      SHARES                                                                     VALUE
    ----------                                                               ------------
                             COMMON STOCKS - 97.96%
                           AEROSPACE & DEFENSE - 4.20%
     12,400    Boeing Company..............................................  $   606,825
      3,800    Precision Castparts Corporation ............................      229,188
                                                                             -----------
                                                                                 836,013
                                                                             -----------
                             APPAREL & SHOES - 1.12%
      5,700    Nike, Inc., Class B.........................................      223,725
                                                                             -----------

                          BANK/SAVINGS & LOANS - 8.80%
     10,700    First Savings Bank of Washington Bancorp, Inc. .............      294,250
        144    Horizon Financial Corporation...............................        2,556
      5,000    Interwest Bancorp, Inc. ....................................      188,750
      8,700    Klamath First Bancorp, Inc. ................................      187,050
      6,800    Sterling Financial Corporation*.............................      147,900
      4,627    US Bancorp..................................................      517,935
     13,166    Washington Federal, Inc. ...................................      413,906
                                                                             -----------
                                                                               1,752,347
                                                                             -----------
                             BASIC INDUSTRY - 0.23%
      4,700    Morrison Knudsen Corporation*...............................       45,825
                                                                             -----------

                            BUSINESS SERVICES - 0.87%
     14,800    Barrett Business Services, Inc.*............................      173,900
                                                                             -----------

                              CAPITAL GOODS - 2.25%
     14,400    Greenbrier Companies, Inc. .................................      249,300
      3,780    PACCAR, Inc. ...............................................      198,450
                                                                             -----------
                                                                                 447,750
                                                                             -----------
                            COMPUTER SOFTWARE - 9.27%
      9,800    Adobe Systems, Inc. ........................................      404,250
     29,900    Mentor Graphics Corporation*................................      289,656
      5,700    Microsoft Corporation*......................................      736,725
     14,300    Orcad, Inc.*................................................      121,550
        900    Visio Corporation*..........................................       34,538
     19,100    Wall Data, Inc.*............................................      260,237
                                                                             -----------
                                                                               1,846,956
                                                                             -----------
                            COMPUTER SYSTEMS - 6.10%
     15,700    In Focus Systems, Inc.*.....................................      476,888
     10,100    Radisys Corporation*........................................      376,225
     18,100    Sequent Computer Systems, Inc.*.............................      362,000
                                                                             -----------
                                                                               1,215,113
                                                                             -----------
                            CONSUMER DURABLES - 1.20%
      9,400    Monaco Coach Corporation*...................................      239,700
                                                                             -----------

                          ELECTRICAL EQUIPMENT - 1.37%
      6,000    Fluke Corporation...........................................      156,375
      7,700    Merix Corporation*..........................................      116,462
                                                                             -----------
                                                                                 272,837
                                                                             -----------
                          ELECTRONICS/GENERAL - 8.14%
     11,000    Electro Scientific Industries, Inc.*........................      418,000
     25,200    FEI Company*................................................      313,425
     10,300    Flir Systems, Inc.*.........................................      213,725
      2,800    Itron, Inc.*................................................       50,400
     12,800    Semitool, Inc.*.............................................      167,200
     11,550    Tektronix, Inc. ............................................      458,391
                                                                             -----------
                                                                               1,621,141
                                                                             -----------
                 ELECTRONICS - SEMICONDUCTORS/COMPONENTS - 4.05%
      2,400    Intel Corporation...........................................      168,600
      4,100    Lattice Semiconductor Corporation*..........................      194,237
      9,800    Micron Technology, Inc.* ...................................      254,800
      9,400    Triquint Semiconductor, Inc.*...............................      190,350
                                                                             -----------
                                                                                 807,987
                                                                             -----------
                        FOODS AND FOOD RETAILERS - 4.50%
     11,300    Albertson's, Inc............................................      535,338
      5,390    Quality Food Centers, Inc.*.................................      361,130
                                                                             -----------
                                                                                 896,468
                                                                             -----------
                           HEALTHCARE PRODUCTS - 8.48%
      6,800    ATL Ultrasound, Inc.*.......................................      312,800
     24,400    Corixa Corporation*.........................................      218,075
     28,150    Icos Corporation*...........................................      515,497
      5,800    Immunex Corporation*........................................      313,200
     33,000    Neorx Corporation*..........................................      185,625
      5,300    Ostex International, Inc.*..................................       13,912
      3,500    Pathogenesis Corporation*...................................      129,938
                                                                             -----------
                                                                               1,689,047
                                                                             -----------
                           HEALTHCARE SERVICES - 2.52%
     11,940    Foundation Health Systems, Inc., Class A*...................      267,157
      4,500    Pacificare Health Systems, Inc., Class B*...................      235,688
                                                                             -----------
                                                                                 502,845
                                                                             -----------
                                INSURANCE - 2.13%
      8,700    Safeco Corporation..........................................      424,125
                                                                             -----------
                          LODGING & RESTAURANTS - 1.31%
      6,800    Starbucks Corporation*......................................      260,950
                                                                             -----------
                                  MEDIA - 1.01%
      6,800    Lee Enterprises, Inc. ......................................      201,025
                                                                             -----------
                             METALS & MINING - 4.16%
     11,800    Oregon Metallurgical Corporation*...........................      393,825
     11,100    Oregon Steel Mills, Inc. ...................................      236,569
      7,100    Schnitzer Steel Industries, Inc., Class A ..................      199,244
                                                                             -----------
                                                                                 829,638
                                                                             -----------
                         PAPER & FOREST PRODUCTS - 3.67%
      3,000    Boise Cascade Corporation...................................       90,750
      3,300    TJ International, Inc. .....................................       81,675
      6,000    Weyerhaeuser Company........................................      294,375
      8,200    Willamette Industries, Inc. ................................      263,937
                                                                             -----------
                                                                                 730,737
                                                                             -----------
                      REAL ESTATE INVESTMENT TRUSTS - 2.35%
      1,425    Equity Residential Properties Trust.........................     $ 72,052
     11,300    Pacific Gulf Properties, Inc. ..............................      268,375
      4,400    Shurgard Storage Centers, Inc., Class A.....................      127,600
                                                                             -----------
                                                                                 468,027
                                                                             -----------
                              RETAIL SALES - 10.38%
     24,000    Building Materials Holding Corporation*.....................      252,000
     13,800    Costco Companies, Inc.*.....................................      615,825
     27,200    Hollywood Entertainment Corporation*........................      289,000
     19,900    Fred Meyer, Inc., Class A*..................................      723,862
     39,000    Multiple Zones International, Inc.*.........................      151,125
        600    Nordstrom, Inc. ............................................       36,225
                                                                             -----------
                                                                               2,068,037
                                                                             -----------
                         TRANSPORTATION SERVICES - 5.64%
      5,100    Airborne Freight Corporation................................      316,837
     10,400    Alaska Air Group, Inc.*.....................................      403,000
     10,500    Expeditors International of Washington, Inc. ...............      404,250
                                                                             -----------
                                                                               1,124,087
                                                                             -----------
                       UTILITIES - GAS & ELECTRIC - 1.06%
      5,103    Enron Corporation...........................................      212,093
                                                                             -----------

                     UTILITIES - TELECOMMUNICATIONS - 3.15%
      2,400    Century Telephone Enterprise................................      119,550
     13,100    General Communication, Inc., Class A*.......................       86,788
     24,800    Metro One Telecommunications*...............................      207,700
     12,300    Western Wireless Corporation - Class A*.....................      213,712
                                                                             -----------
                                                                                 627,750
                                                                             -----------
               TOTAL COMMON STOCKS (cost $13,470,040)......................   19,518,123
                                                                             -----------
   PRINCIPAL
    AMOUNT
  -----------
                          REPURCHASE AGREEMENT - 2.50%
   $497,000    Credit Suisse First Boston, collateralized by a U.S.
                Treasury Note, in a joint trading account at 6.00%, dated
                12/31/1997, due 01/02/1998, with a maturity value of
                $497,166 (cost $497,000)...................................      497,000
                                                                             -----------
               TOTAL INVESTMENTS (cost $13,967,040)........................   20,015,123
               Other assets net of liabilities.............................      (90,867)
                                                                             -----------
               NET ASSETS..................................................  $19,924,256
                                                                             ===========

*Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997 of $6,048,083, based on aggregate cost of $13,967,040, was composed of gross appreciation of $6,619,940 for investments having an excess of value over cost and gross depreciation of $571,857 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $7,862,860 and $5,130,364, respectively, during the year ended December 31, 1997.

See accompanying notes to financial statements.

                                INCOME PORTFOLIO
   PRINCIPAL                                                                    MARKET
    AMOUNT                                                                       VALUE
  -----------                                                                ------------
                       U.S. TREASURY OBLIGATIONS - 40.06%
 $2,200,000    U.S. Treasury Bond, 7.25%, due 05/15/2016, 08/15/2022.......  $ 2,525,127
  1,200,000    U.S. Treasury Bond, 6.25%, due 08/15/2023...................    1,237,126
    200,000    U.S. Treasury Bond, 7.50%, due 11/15/2024...................      239,250
    250,000    U.S. Treasury Bond, 6.50%, due 11/15/2026...................      266,953
    100,000    U.S. Treasury Note, 7.125%, due 02/29/2000..................      102,938
    200,000    U.S. Treasury Note, 7.875%, due 08/15/2001..................      213,938
    250,000    U.S. Treasury Note, 6.375%, due 08/15/2002..................      256,562
  1,000,000    U.S. Treasury Note, 5.75%, due 08/15/2003...................    1,001,251
  1,500,000    U.S. Treasury Note, 5.875%, due 02/15/2004, 11/15/2005......    1,513,126
                                                                             -----------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $6,884,866)...........    7,356,271
                                                                             -----------

                       MORTGAGE-BACKED SECURITIES - 16.24%
                           GOVERNMENT AGENCY - 11.13%
    368,506    Federal National Mortgage Association, 8.00%,
                 due 12/01/2026...........................................       381,865
      7,954    Federal National Mortgage Association, 9.00%,
                 due 10/01/2004...........................................         8,320
    483,965    Government National Mortgage Association, 6.50%,
                 due 07/15/2026...........................................       479,278
    362,789    Government National Mortgage Association, 7.00%,
                 due 07/15/2023...........................................       365,964
    406,643    Government National Mortgage Association, 7.50%,
                 due 06/15/2024...........................................       416,937
    115,262    Government National Mortgage Association, 8.00%,
                 due 06/15/2022...........................................       119,656
      9,523    Government National Mortgage Association, 8.50%,
                 due 03/15/2022...........................................        10,015
    243,815    Government National Mortgage Association, 9.00%,
                 due 05/15/2009...........................................       261,033
                                                                             ------------
                                                                               2,043,068
                                                                             -----------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                        GOVERNMENT AGENCY BACKED - 3.55%
    255,000    Federal Home Loan Mortgage Corporation, 7.50%,
                 due 07/15/2020...........................................       259,066
    375,711    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....       394,233
                                                                             -----------
                                                                                 653,299
                                                                             -----------
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.56%
    175,459    Resolution Trust Corporation - 1991-M2-A-2, 7.375%,
                 due 09/25/2020............................................      139,623
    150,000    Ryland Mortgage Securities Corporation - 1992-12A,
                 6.50%, due 09/25/2023.....................................      146,462
                                                                             -----------
                                                                                 286,085
                                                                             -----------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $2,903,286)..........    2,982,452
                                                                             -----------

                    NON-CONVERTIBLE CORPORATE BONDS - 31.48%
  $ 250,000    American Home Products, 7.25%, due 03/01/2023...............    $ 265,472
    200,000    Associates Corporation Senior Notes, 8.80%, due 08/01/1998..      203,198
    195,000    Bank of New York, 7.875%, due 11/15/2022....................      207,946
    175,000    Beneficial Corporation, 9.125%, due 02/15/1998..............      175,585
    300,000    Burlington Northern, 8.75%, due 02/25/2022..................      365,663
    200,000    Burlington Resources, 7.15%, due 05/01/1999.................      202,970
    200,000    Caterpillar Corporation, 9.375%, due 07/15/2001.............      219,658
    150,000    Commonwealth Edison, 9.375%, due 02/15/2000.................      159,137
    250,000    Conagra, Inc., 6.70%, due 08/01/2027........................      258,320
    150,000    Consumers Power, 8.75%, due 02/15/1998......................      150,358
    300,000    Continental Corporation, 8.25%, due 04/15/1999..............      307,430
    250,000    FHP International, 7.00%, due 09/15/2003....................      255,246
    250,000    First Nationwide, 10.00%, due 10/01/2006....................      296,907
    100,000    Franchise Finance Corporation, 7.00%, due 11/30/2000........      101,599
    200,000    Franchise Finance Corporation, 7.875%, due 11/30/2005.......      213,687
    100,000    General Motors Acceptance Corporation, 7.75%,
                 due 01/15/1999............................................      101,730
    200,000    Kemper Corporation, 6.875%, due 09/15/2003..................      205,313
    300,000    Loral Corporation, 7.625%, due 06/15/2025...................      329,149
    200,000    Mercantile Bank, 7.625%, due 10/15/2002.....................      210,536
    250,000    Morgan Stanley, 6.75%, due 03/04/2003.......................      255,015
    150,000    Niagara Mohawk Power, 9.50%, due 06/01/2000.................      158,893
     49,000    Niagara Mohawk Power, 8.77%, due 01/01/2018.................       52,200
    150,000    Portland General Electric, 8.88%, due 08/12/1999............      156,504
    150,000    Public Service Electric & Gas, 8.875%, due 06/01/2003.......      166,653
    150,000    Public Service Company of New Hampshire, 9.17%,
                 due 05/15/1998............................................      151,428
    150,000    Texas Utilities Electric, 9.50%, due 08/01/1999.............      156,746
    200,000    Time Warner, Inc., 9.15%, due 02/01/2023....................      246,530
    200,000    U S West Capital Corporation, 6.95%, due 01/15/2037.........      207,442
                                                                             ------------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $5,552,532).....    5,781,315
                                                                             ------------

                       CONVERTIBLE CORPORATE BONDS - 2.96%
    175,000    CII Financial, Inc., 7.50%, due 09/15/2001..................      164,281
    150,000    Medical Care International (Columbia Medical),
                 6.75%, due10/01/2006......................................      139,500
    200,000    Spectrum Holobyte, Inc., 6.50%, due 09/15/2002..............      128,250
    150,000    Veterinary Centers of America, Inc., 5.25%, due 05/01/2006..      111,188
                                                                             -----------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $568,545)...........      543,219
                                                                             -----------

   PRINCIPAL                                                                    MARKET
    AMOUNT                                                                       VALUE
 ------------        U.S DOLLAR FOREIGN OBLIGATIONS - 1.44%                   ----------
  $ 150,000    Province of Alberta, 9.25%, due 04/01/2000..................    $ 160,371
    100,000    Province of Manitoba, 9.625%, due 03/15/1999................      104,327
                                                                             -----------
               TOTAL U.S. DOLLAR FOREIGN OBLIGATIONS (cost $256,844).......      264,698
                                                                             -----------
     SHARES
   ----------          CONVERTIBLE PREFERRED STOCK - 0.86%
      6,000    California Federal Bank Series A (cost $150,000)............      157,500
                                                                             -----------
   PRINCIPAL
    AMOUNT
 ------------             REPURCHASE AGREEMENT - 6.06%
 $1,112,000    Credit Suisse First Boston, collateralized by a U.S.
               Treasury Note in a joint trading account at 6.00%,
               dated 12/31/1997, due 01/02/1998, with a maturity
               value of $1,112,371 (cost $1,112,000).......................    1,112,000
                                                                             -----------
               TOTAL INVESTMENTS (cost $17,428,073)........................   18,197,455
               Other assets net of liabilities.............................      166,718
                                                                             -----------
               NET ASSETS..................................................  $18,364,173
                                                                             ===========

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997 of $769,382, based on aggregate cost of $17,428,073, was composed of gross appreciation of $870,564 for investments having an excess of value over cost and gross depre-ciation of $101,182 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales including principal repayments of investment securities, other than short-term investments, aggregated $2,350,920 and $1,140,015, respec-tively, during the year ended December 31, 1997, including purchases and sales of U.S. government securities of $474,414 and $263,335, respectively. Principal repayments of mortgage-backed securities aggregated $315,922.

See accompanying notes to financial statements.

COMPOSITE DEFERRED SERIES, INC.
FINANCIAL INFORMATION
DECEMBER 31, 1997

                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
COMPOSITE DEFERRED SERIES, INC.

   We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Composite Deferred Series, Inc. (comprising, respectively, the Growth & Income, Northwest, and Income Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Composite Deferred Series, Inc., as of December 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the above stated periods in conformity with generally accepted accounting principles.

LEMASTER & DANIELS PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 20, 1998

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997
                                                                        GROWTH &
                                                                         INCOME      NORTHWEST     INCOME
                                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                       -----------  -----------  -----------
ASSETS
Investments at market (identified cost $41,450,326,
  $13,967,040, and $17,428,073, respectively)........................  $57,506,979  $20,015,123  $18,197,455
Cash.................................................................            -        4,673            -
Prepaid expenses.....................................................        2,162          800          885
Receivable for:
  Interest...........................................................        6,947           82      301,319
  Investment securities sold.........................................            -       39,149            -
  Dividends..........................................................       66,748       15,135        3,422
                                                                        ----------   ----------   ----------
Total assets.........................................................   57,582,836   20,074,962   18,503,081
                                                                        ----------   ----------   ----------
LIABILITIES
Bank overdraft.......................................................       48,837            -      128,361
Payable for:
  Investment securities purchased....................................      264,330      140,409            -
  Accrued expenses and other payables................................       14,170       10,297       10,547
                                                                        ----------   ----------   ----------
Total liabilities....................................................      327,337      150,706      138,908
                                                                        ----------   ----------   ----------
NET ASSETS..........................................................   $57,255,499  $19,924,256  $18,364,173
                                                                        ==========   ==========   ==========
COMPOSITION OF NET ASSETS
Paid-in capital......................................................  $36,437,980  $12,489,933  $17,711,268
Accumulated net realized gain (loss).................................    4,760,866    1,386,240     (116,477)
Net unrealized appreciation of investments...........................   16,056,653    6,048,083      769,382
                                                                        ----------   ----------   ----------
                                                                       $57,255,499  $19,924,256  $18,364,173
                                                                        ==========   ==========   ==========
NET ASSET VALUE
  Net asset value per share for 1,970,273, 845,928,
  and 1,465,212 shares outstanding, respectively.....................     $29.06       $23.55       $12.53
                                                                       ==========   ==========   ==========

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                         GROWTH &
                                                                          INCOME      NORTHWEST     INCOME
                                                                         PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                        -----------   ----------   ----------
INVESTMENT INCOME
Income:
  Interest............................................................. $    33,860   $   31,062   $1,250,584
  Dividends............................................................     810,222      137,430       15,491
                                                                         ----------    ---------    ---------
Total income...........................................................     844,082      168,492    1,266,075
                                                                         ----------    ---------    ---------
Expenses:
  Management fees .....................................................     255,114       85,274       88,173
  Custodial fees.......................................................      15,793       11,240        7,474
  Postage, printing and office expense.................................      11,343        6,183       13,607
  Directors' fees......................................................       8,499        8,499        8,499
  Auditing and legal fees..............................................       6,560        4,879        4,817
  Insurance............................................................       1,367          569          774
                                                                         ----------    ---------    ---------
Total expenses.........................................................     298,676      116,644      123,344
Fees paid indirectly...................................................        (863)        (682)        (511)
                                                                         ----------    ---------    ---------
Net expenses...........................................................     297,813      115,962      122,833
                                                                         ----------    ---------    ---------
Net investment income..................................................     546,269       52,530    1,143,242
                                                                         ----------    ---------    ---------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain from investment transactions.............................   4,774,997    1,411,838       25,271
Unrealized appreciation of investments during the year.................   7,701,072    3,116,022      632,976
                                                                         ----------    ---------    ---------
Net realized and unrealized gain on investments........................  12,476,069    4,527,860      658,247
                                                                         ----------    ---------    ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.............................................. $13,022,338   $4,580,390   $1,801,489
                                                                         ==========    =========    =========

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                              GROWTH &
                                          INCOME PORTFOLIO          NORTHWEST PORTFOLIO           INCOME PORTFOLIO
                                       ----------------------     -----------------------      -----------------------
                                             YEAR ENDED                  YEAR ENDED                   YEAR ENDED
                                            DECEMBER 31,                DECEMBER 31,                 DECEMBER 31,
                                       ----------------------     -----------------------      -----------------------
                                          1997        1996           1997         1996            1997         1996
                                       ----------  ----------     ----------   ----------      ----------   ----------
OPERATIONS
Net investment income...........     $   546,269  $   516,037    $    52,530  $    54,932     $ 1,143,242  $ 1,045,694
Realized gain (loss) from
 investment transactions........       4,774,997    3,102,735      1,411,838      467,828          25,271       (8,320)
Unrealized appreciation (depreciation)
 of investments during the year.       7,701,072    2,982,704      3,116,022    1,538,604         632,976     (609,407)
Net increase in net assets resulting  ----------   ----------     ----------   ----------      ----------   ----------
 from operations................      13,022,338    6,601,476      4,580,390    2,061,364       1,801,489      427,967

DISTRIBUTIONS TO
SHAREHOLDERS
 Dividends from net
  investment income.............        (547,667)    (517,216)       (53,379)    (54,083)      (1,143,242)  (1,045,694)
 Distributions from net capital gains
  from investment transactions..      (3,110,023)           -       (356,675)          -                -            -

MET CAPITAL SHARE
TRANSACTIONS....................       6,489,184   10,869,247      2,984,274    3,267,052         321,422    2,796,633
                                      ----------   ----------     ----------   ----------      ----------   ----------
Total increase in net assets....      15,853,832   16,953,507      7,154,610    5,274,333         979,669    2,178,906

NET ASSETS
Beginning of the year...........      41,401,667   24,448,160     12,769,646    7,495,313      17,384,504   15,205,598
                                      ----------   ----------     ----------   ----------      ----------   ----------
End of the year.................     $57,255,499  $41,401,667    $19,924,256  $12,769,646     $18,364,173  $17,384,504
                                      ==========   ==========     ==========   ==========      ==========   ==========
UNDISTRIBUTED NET
INVESTMENT INCOME AT
END OF YEAR.....................     $         -  $     1,398    $         -  $       849     $         -  $         -

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               1997      1996       1995       1994       1993
GROWTH & INCOME PORTFOLIO:                                    ------    ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR....................        $24.32    $20.22     $15.70     $15.71     $15.26
                                                              ------    ------     ------     ------     ------
  Income from investment operations
  Net investment income...............................          0.29      0.34       0.35       0.31       0.29
  Net gains or losses on securities
   (both realized and unrealized).....................          6.49      4.10       4.90       0.12       0.84
                                                              ------    ------     ------     ------     ------
    Total from investment operations..................          6.78      4.44       5.25       0.43       1.13
                                                              ------    ------     ------     ------     ------
  LESS DISTRIBUTIONS
  Dividends (from net investment income)..............         (0.29)    (0.34)     (0.35)     (0.31)     (0.28)
  Distributions (from capital gains)..................         (1.75)        -      (0.38)     (0.13)     (0.40)
                                                              ------    ------     ------     ------     ------
    Total distributions...............................         (2.04)    (0.34)     (0.73)     (0.44)     (0.68)
                                                              ------    ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR..........................        $29.06    $24.32     $20.22     $15.70     $15.71
                                                              ======    ======     ======     ======     ======
TOTAL RETURN(1).......................................         29.66%    22.09%     33.70%      2.72%      7.58%

RATIONS/SUPPLEMENTAL DATA
  Net assets, end of year ($1,000's)..................        $57,255   $41,402    $24,448    $14,195    $11,239
  Ratio of expenses to average net assets (2)  .......          0.59%     0.61%      0.70%      0.68%      0.76%
  Ratio of net income to average net assets...........          1.07%     1.59%      2.01%      1.97%      1.96%
  Portfolio turnover rate ............................            50%       45%        36%        25%        38%
  Average commission paid (3) ........................        $0.0582   $0.0626

(1) Total return does not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3)Average commission paid disclosure is required beginning in fiscal year 1996.

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    JANUARY 4
                                                                 YEAR ENDED DECEMBER 31,               TO
                                                        -----------------------------------------  DECEMBER 31,
                                                          1997       1996       1995       1994      1993(3)
NORTHWEST PORTFOLIO                                     --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD................    $18.23     $14.99     $11.97     $12.19     $12.00
                                                        --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............................      0.07       0.09       0.09       0.08       0.16
  Net gains or losses on securities
  (both realized and unrealized)....................      5.80       3.24       3.02      (0.21)      0.19
                                                        --------   --------   --------   --------   --------
    Total from investment operations................      5.87       3.33       3.11      (0.13)      0.35
                                                        --------   --------   --------   --------   --------
  LESS DISTRIBUTIONS
  Dividends (from net investment income)............     (0.07)     (0.09)     (0.09)     (0.08)     (0.16)
  Distributions (from capital gains)................     (0.48)         -          -      (0.01)         -
                                                        --------   --------   --------   --------   --------
    Total distributions.............................     (0.55)     (0.09)     (0.09)     (0.09)     (0.16)
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD......................    $23.55     $18.23     $14.99     $11.97     $12.19
                                                        ========   ========   ========   ========   ========
TOTAL RETURN(1).....................................     32.92%     22.23%     26.03%     -1.12%      2.95%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($1,000's)..............    $19,924    $12,770    $ 7,495    $ 4,647    $ 2,686
  Ratio of expenses to average net assets (2)   ....      0.68%      0.77%      0.90%      0.87%         0%
  Ratio of net income to average net assets.........      0.31%      0.56%      0.67%      0.76%      1.61%(5)
  Portfolio turnover rate  .........................       31%        31%        11%        17%         0%
  Average commission paid (4) ......................    $0.0552    $0.0639

(1) Total return does not reflect sales charge. Returns of less than one year are aggregate returns and not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratio of expenses before management fee waiver and expense reimbursements was 1.45% for fiscal 1993.
(3) From commencement of operations.
(4)Average commission paid disclosure is required beginning in fiscal year 1996.
(5) Annualized.

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                          1997       1996       1995       1994       1993
INCOME PORTFOLIO:                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR..................    $12.08     $12.59     $11.22     $12.57     $12.22
                                                        --------   --------   --------   --------   --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............................      0.79       0.78       0.79       0.79       0.85
  Net gains or losses on securities
  (both realized and unrealized)....................      0.45      (0.51)      1.37      (1.35)      0.35
                                                        --------   --------   --------   --------   --------
    Total from investment operations................      1.24       0.27       2.16      (0.56)      1.20
                                                        --------   --------   --------   --------   --------
  LESS DISTRIBUTIONS
  Dividends (from net investment income)............     (0.79)     (0.78)     (0.79)     (0.79)     (0.85)
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR........................    $12.53     $12.08     $12.59     $11.22     $12.57
                                                        ========   ========   ========   ========   ========
TOTAL RETURN(1).....................................     10.62%      2.34%     19.86%     -4.48%     10.02%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year ($1,000's)................    $18,364    $17,385    $15,206    $10,842    $ 9,113
  Ratio of expenses to average net assets(2)  ......      0.70%      0.67%      0.76%      0.74%      0.86%
  Ratio of net income to average net assets.........      6.48%      6.46%      6.62%      6.79%      6.75%
  Portfolio turnover rate...........................         9%        11%        14%        15%        29%

(1) Total return does not reflect sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  -  ACCOUNTING POLICIES
   Composite  Deferred  Series,  Inc.  (the  "Fund"),  is  registered  under the
Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios; the Growth & Income, Northwest, and Income Portfolios are designed to meet a variety of investment objectives.
    WM Life Insurance Company ("Company") is the sole shareholder of the Fund. On December 31, 1997, WM Life Insurance Company was acquired by Safeco Life Insurance Company, a subsidiary of Safeco Corporation. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.
    Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Board of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Directors.
b. The Company requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repur-chase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Company may be delayed or limited.
c. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
d. Dividends to the shareholder of the Growth & Income and Northwest portfolios are calculated and paid quarterly. Dividends to the shareholder of the Income Portfolio are calculated daily and paid monthly. Any capital gains are paid annually.
e. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes.
f. The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income so that no provision for federal income tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.
g. Custodial fees have been increased by $863, $682, and $511 for the Growth & Income, Northwest, and Income Portfolios, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with the regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
h. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2  -  COVERED CALL OPTIONS WRITTEN
  The Growth & Income and Northwest Portfolios may write listed covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of options written. A covered call option gives the holder the right to buy the underlying security, which the portfolio owns, at any time during the option period at a predetermined exercise price. When a portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that the portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from the covered call options exercised are increased by the amount of premium received. If an option expires or is canceled in a closing transaction, the portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received.
  Transactions in written covered call options by the Growth & Income Portfolio during the year ended December 31, 1997, were as follows:

                               NUMBER OF
                               CONTRACTS  PREMIUMS
                              ----------  --------
Outstanding at
  December 31, 1996.........      10      $ 1,982
Options written.............      15        6,697
Options closed..............      (5)      (4,232)
Options exercised...........     (20)      (4,447)
Outstanding at                ----------  ---------
  December 31, 1997.........       0      $     0
                              ==========  =========

NOTE 3  -  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
  The amounts of fees and expenses described below are shown on the Fund's statement of operations.
  Composite Research & Management Co. ("Adviser"), manages the Fund, and Murphey Favre, Inc., is the principal underwriter and distributor of the Contracts. Murphey Favre, Inc., recently formed Composite Funds Distributor, Inc. (CFDI), as its successor in interest for the underwriter and distributor functions. The Board of Directors approved the transfer of the distribution contract to CFDI effective July 14, 1997. All are affiliates of Washington Mutual Bank and Wash-ington Mutual fsb and subsidiaries of Washington Mutual, Inc.
  Management fees were paid by the Fund to the Adviser. Fees are based upon an annual rate of 0.50% of average daily net assets as computed daily.
  Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Fund.

NOTE 4  -  CAPITAL STOCK
   At December 31, 1997, there were 10 billion shares of no par value capital stock authorized. Transactions in capital stock were as follows:

                                       GROWTH &
                                   INCOME PORTFOLIO          NORTHWEST PORTFOLIO        INCOME PORTFOLIO
                                 --------------------        --------------------      --------------------
                                      YEAR ENDED                  YEAR ENDED               YEAR ENDED
                                     DECEMBER 31,                DECEMBER 31,             DECEMBER 31,
                                 --------------------        --------------------      --------------------
                                   1997        1996            1997        1996          1997        1996
                                 --------    --------        --------    --------      --------    --------
SHARES
Sold............................    291,319      590,876       181,653      247,127       187,345     387,398
Issued for reinvestment of
  dividends and capital gains...    151,465       22,757        21,689        3,182        94,003      86,907
                                  ---------    ---------     ---------    ---------     ---------   ---------
                                    442,784      613,633       203,342      250,309       281,348     474,305
Reacquired......................   (174,893)    (120,141)      (57,730)     (49,897)     (254,747)   (243,230)
                                  ---------    ---------     ---------    ---------     ---------   ---------
Net increase ...................    267,891      493,492       145,612      200,412        26,601     231,075
                                  =========    =========     =========    =========     =========   =========
AMOUNT
Sold............................$ 7,614,916  $12,978,872    $3,869,744   $4,028,601    $2,265,856  $4,679,598
Issued for reinvestment of
  dividends and capital gains...  3,658,611      517,216       410,111       54,083     1,143,078   1,045,694
                                  ---------    ---------     ---------    ---------     ---------   ---------
                                 11,273,527   13,496,088     4,279,855    4,082,684     3,408,934   5,725,292
Reacquired...................... (4,784,343)  (2,626,841)   (1,295,581)    (815,632)   (3,087,512) (2,928,659)
                                  ---------    ---------     ---------    ---------     ---------   ---------
Net increase ...................$ 6,489,184  $10,869,247     $2,984,274  $3,267,052    $  321,422  $2,796,633
                                 ==========  ===========     ==========  ==========    ==========  ==========

                    ========================================
                    ----------------------------------------
                    For further information, please contact:
                                  FUND OFFICES
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 300
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072
                    ----------------------------------------
                    ========================================

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                        Composite Funds Distributor, Inc.
              601 W. Main Avenue, Suite 300 Spokane, WA 99201-0613

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  801 Pennsylvania Avenue Kansas City, MO 64105

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 700 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464


          OFFICERS                                BOARD OF DIRECTORS

          President                               Members
            William G. Papesh                       Wayne L. Attwood, M.D.
          Vice President                            Kristianne Blake
            Gene G. Branson                         Anne V. Farrell
          Vice President & Treasurer                Michael K. Murphy
            Monte D. Calvin                         William G. Papesh
          Secretary                                 Daniel L. Pavelich
            John T. West                            Jay Rockey
                                                    Richard C. Yancey


             This report is submitted for the general information of
              Composite Variable Annuity owners. For more detailed
             information about the Fund, its officers and directors,
           fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized
          for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                 [RECYCLE LOGO]


                                    COMPOSITE
                                    DEFERRED
                                     SERIES,
                                      INC.

                                     ANNUAL
                                     REPORT




                                  DECEMBER 31,
                                      1997

                                [COMPOSITE LOGO]